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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-A

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               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                            MOHAWK INDUSTRIES, INC.
            (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                    52-1604305
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

                                P.O. Box 12069
                        160 South Industrial Boulevard
                            Calhoun, Georgia 30703
                    (Address of Principal Executive Offices)

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        If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

        If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

        Securities Act registration statement file number to which this form relates: N\A
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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

            Title of each class           Name of each exchange on which each
            to be so registered                class is to be registered
            -------------------                -------------------------

Mohawk Industries, Inc. Common Stock,              New York Stock Exchange
            $.01 par value

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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                     None
                               (Title of Class)







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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        For a description of the Mohawk Industries, Inc. Common Stock, reference is made to the Company's Registration Statement on Form 8-A filed on January 29, 1992.


ITEM 2.  EXHIBITS.

        None.






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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MOHAWK INDUSTRIES, INC.


                                   By: /s/ Barbara B. Lance
                                      ---------------------------------------
                                        Barbara B. Lance, Corporate Secretary

Dated:  December 10, 1997




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